                              Oppenheimer AMT-Free Municipals
                          Oppenheimer AMT-Free New York Municipals
                           Oppenheimer California Municipal Fund
                     Oppenheimer Limited Term California Municipal Fund
            Oppenheimer Multi-State Municipal Trust, on behalf of its 3 series:
                         Oppenheimer Rochester National Municipals
                          Oppenheimer Pennsylvania Municipal Fund
                           Oppenheimer New Jersey Municipal Fund
                           Oppenheimer Senior Floating Rate Fund
                                 Rochester Fund Municipals
                  Rochester Portfolio Series, on behalf of its one series:
                            Limited Term New York Municipal Fund

                             Supplement dated January 21, 2005

     This supplement  amends the Statement of Additional  Information of each of the above-referenced Funds and is in addition to any existing supplements of the
Funds.

     1. The  section  of the  Statement  of  Additional  Information  of each of
Oppenheimer  AMT-Free   Municipals,   Oppenheimer  New  Jersey  Municipal  Fund,
Oppenheimer   Pennsylvania   Municipal  Fund,   Rochester  National  Municipals,
Oppenheimer AMT-Free New York Municipals, Oppenheimer California Municipal Fund,
Rochester  Fund  Municipals  and Limited Term New York  Municipal  Fund entitled
"Borrowing  for  Leverage"  and  the  section  of the  Statement  of  Additional
Information of each of Oppenheimer  Limited Term  California  Municipal Fund and
Oppenheimer Senior Floating Rate Fund entitled "Borrowing" are hereby amended by adding the following paragraph at the end of that section:

     "In addition,  pursuant to an exemptive order issued by the SEC to Citicorp
North  America,  Inc.  ("Citicorp"),  the Fund also has the  ability  to borrow, subject to the limits  established by its investment  policies,  from commercial paper  and  medium-term  note  conduits  administered  by  Citicorp  that  issue promissory  notes to fund loans to investment  companies such as the Fund. These loans may be  secured  by assets of the  Fund,  so long as the  Fund's  policies permit it to pledge its  assets to secure a debt.  Liquidity  support  for these loans will be provided by banks obligated to make loans to the Fund in the event the conduit or conduits  are unable or  unwilling  to make such loans.  The Fund will have the right to prepay such loans and terminate its  participation in the conduit  loan  facility  at any time upon prior  notice.  As a borrower  under a conduit loan facility,  the Fund  maintains  rights and remedies under state and federal law  comparable to those it would maintain with respect to a loan from a bank."

     2.  In  the  section  of  the  Statements  of  Additional   Information  of
Oppenheimer New Jersey Municipal Fund,  Oppenheimer  Pennsylvania Municipal Fund
and Oppenheimer Rochester National Municipals entitled "Does the Fund Have Other
Restrictions that are not Fundamental Policies?", the paragraph that states:

     "The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign its  assets to  secure a debt.  However,  the use of escrow or other  collateral arrangements  in connection  with [the Fund's policy on borrowing  and]1 hedging instruments is permitted" is hereby deleted and replaced with the following non-fundamental policy:

     "The Fund can pledge,  mortgage or otherwise  encumber,  transfer or assign its assets to secure borrowings by or indebtedness of the Fund. In addition, the use of escrow or other collateral arrangements in connection with borrowings and hedging instruments is permitted."

January 21, 2005                                                   PX0000.013

1 Bracketed language appears only in the Statements of Additional Information for Oppenheimer Pennsylvania Municipal Fund and Oppenheimer Rochester National
Municipals.